BUSINESS ACQUISITION (Notes)	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Acquisition

7.	BUSINESS COMBINATION

On January 18, 2012, we acquired the remaining 50% equity interest in our joint venture, Bluewater Gandria, which owns the LNG carrier, the Golar Gandria for $19.5 million. Bluewater Gandria is a company pursuing opportunities to develop offshore LNG FSRU projects. Since the Golar Gandria’s acquisition, although it was initially reactivated, it was then subsequently placed into lay-up again in April 2013. The vessel is earmarked for conversion to a floating liquefied natural gas vessel ("FLNGV").

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

(in thousands of $)		January 18, 2012
Fair value of previously held 50% equity interest (a)		19,500
Purchase consideration - cash		19,500
Total assumed acquisition consideration		39,000
Less: Fair value of net assets acquired:
Vessel and equipment, net	40,000
Inventories	931
Cash	62
Prepayments	40
Other liabilities	(100)
Subtotal		(40,933)
Gain on bargain purchase of Bluewater Gandria		(1,933)

The impact on the statement of operations of the acquisition of Bluewater Gandria is as follows:

(in thousands of $)
Gain on remeasurement (a)	2,356
Gain on bargain	1,933
Less: Acquisition related costs	(205)
Total gain on acquisition of Bluewater Gandria	4,084

As a result of acquiring the remaining 50% equity interest, we recognized a gain on bargain purchase of the Bluewater Gandria as the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired. We performed an assessment of the fair values of the assets acquired, liabilities assumed and consideration transferred. The assessment confirmed our gain on bargain purchase.

a)    Remeasurement of equity investment in Bluewater Gandria

On January 18, 2012, we remeasured our previously held 50% equity interest in Bluewater Gandria to its fair value as set forth in the table below:

(in thousands of $)	Equity investment in Bluewater Gandria
Fair value of previously held 50% equity interest	19,500
Less: Carrying value at acquisition date	(17,144)
Gain on remeasurement of equity interest	2,356

The fair value of our previously held investment in Bluewater Gandria was assumed to be equal to the purchase price of $19.5 million paid to Bluewater in respect of our 50% share in the joint venture.

b)    Revenue and profit contributions

Since the acquisition date, the business has contributed revenues of $nil and a net loss of $14.6 million to our results for the period from January 18, 2012 to December 31, 2012. Had Bluewater Gandria been consolidated from January 1, 2012, it would have contributed revenues of $nil and a net loss of $15.3 million.

Bluewater Gandria’s statement of operations presented a net loss of $0.7 million for the year ended December 31, 2011. This comprised mainly of general and administrative expenses and other minimal operating expenses. This was principally due to the vessel being in lay-up throughout 2011. As a result, we have evaluated that had the business combination been consummated as of January 1, 2011, Bluewater Gandria's pro forma revenue and net income effect for the year ended December 31, 2011 would be immaterial and thus has not been presented here.